              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.____)


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement
[    ]  Preliminary Additional Materials
[ X  ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

Municipal Income Trust  II . . . . . . . . . . . . . . . . . . .
                (Name of Registrant as Specified in its Charter)

Marilyn K. Cranney  . . . . . . . . . . . . . . . . . . . . . .
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):


[ X  ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or 14a-6(j)(2)
[    ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(j)(3)
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

 1)  Title of each class of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Aggregate number of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)   Proposed maximum aggregate value of transaction:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid.

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Form, Schedule or Registration Statement No.:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)   Filing Party:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)   Date Filed:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                           MUNICIPAL INCOME TRUST II

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 15, 1994

    The Annual Meeting of Shareholders of MUNICIPAL INCOME TRUST II (the "Trust"), an unincorporated business trust organized under the laws of the
Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on June 15, 1994 at 9:00 a.m., New York City time, for the following purposes:

        1. To elect six (6) Trustees, four (4) to serve until the 1997 Annual Meeting, one (1) to serve until the 1995 Annual Meeting and one (1) to serve until the 1996 Annual Meeting or, in each case, until their successors shall have been elected and qualified;

        2. To approve or disapprove continuance of the currently effective Investment Advisory Agreement with Dean Witter InterCapital Inc.;

        3. To ratify or reject the selection of Price Waterhouse as the Trust's independent accountants for the fiscal year ending December 31, 1994; and

        4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

    Shareholders of record as of the close of business on April 14, 1994 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

    In the event that the necessary quorum to transact business is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Advisory Agreement and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                    SHELDON CURTIS,
April 21, 1994                                                  SECRETARY
New York, New York

                                    IMPORTANT
      YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           MUNICIPAL INCOME TRUST II

                TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                            -----------------------

                                PROXY STATEMENT
                            -----------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 15, 1994

    This statement is furnished in connection with the solicitation of proxies by the Trustees of MUNICIPAL INCOME TRUST II (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on June 15, 1994, and at any adjournments thereof.

    If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2 and 3 as set forth in the Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation, execution and delivery of a later dated proxy to the Secretary of the Trust, or attendance and voting at the Annual Meeting of Shareholders.

    Shareholders as of the close of business on April 14, 1994, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On April 14, 1994 there were 28,512,316 shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

    The cost of soliciting proxies for this Annual Meeting of Shareholders, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers and regular employees of the Trust, or Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Adviser"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about April 21, 1994.

                            (1) ELECTION OF TRUSTEES

    The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at twelve. At the Meeting, six nominees are to be elected to the Trust's Board of Trustees. There are presently twelve Trustees, four of whom (Manuel H. Johnson, Paul Kolton, John L. Schroeder and Edward R. Telling) are standing for election at this Meeting to serve until the 1997 Annual Meeting, one of whom (Philip J. Purcell) is standing for election at this Meeting to serve until the 1995 Annual Meeting, and one of whom (Michael Bozic) is standing for election at this Meeting to serve until the 1996 Annual Meeting, in accordance with the Trust's Declaration of Trust, as amended.

    Nine of the current twelve Trustees  (Jack F. Bennett, Michael Bozic,  Edwin
J.  Garn, John R. Haire, John E.  Jeuck, Manuel H. Johnson, Paul Kolton, Michael
E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). The nominees for election as Trustees have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. Messrs. Bozic, Purcell and Schroeder were elected as Trustees by the Trustees on April 8, 1994. All of the other Trustees have been elected by the shareholders of the Trust.

    The Board of Trustees has two committees--an Audit Committee and a Committee of the Independent Trustees--consisting, in both cases, of the Independent Trustees of the Trust. Mr. Haire serves as the Chairman of both Committees. There are no nominating or compensation committees of the Trustees.

    The functions of the Audit Committee are: recommendation to the Trustee of the engagement or discharge of the independent accountants; direction and supervision of investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; review with the independent accountants of the audit plan and results of the auditing engagement; approval of each professional service, audit and non-audit, provided by the independent accountants and other accounting firms prior to the performance of such service; review of the independence of the independent accountants; consideration of the range of audit and nonaudit fees; and review of the adequacy of the Trust's system of internal accounting controls.

    The functions of the Committee of the Independent Trustees are: recommendation of the full Board of approval of any management, advisory and/or administration agreements; recommendation to the full Board of any underwriting and/or distribution agreements; review of the fidelity bond and premium allocation; review of errors and omissions, uncollectible items of deposit and any other joint insurance policies and premium allocation; review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the Act and such other duties as the Independent Trustees shall, from time to time, conclude are necessary to carry out their duties under the Act.

    The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees: Manuel
H. Johnson, Paul Kolton, John L. Schroeder, Edward R. Telling, Philip J. Purcell and Michael Bozic. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the meeting. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

    Pursuant to the provisions of the Trust's Declaration of Trust, as amended, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of the three classes will expire each year.

    The Board of Trustees has determined that the nominees for election as Trustee shall stand for election as Trustee in each of the three classes of Trustee as follows: Class I -- Messrs. Bennett, Bozic, Fiumefreddo and

Jeuck; Class II -- Messrs. Johnson, Kolton, Schroeder and Telling; and Class III
- -- Messrs. Garn, Haire, Nugent and Purcell. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board of Trustees, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board of Trustees could be delayed for up to two years. As stated above, the Trustees in Class II are standing for election at this meeting and, if elected, will serve until the 1997 Annual Meeting or until their successors shall have been elected and qualified, one Trustee in Class III is standing for election at this Meeting and, if elected, will serve until the 1995 Annual Meeting or until his successor shall have been elected and qualified, and one Trustee in Class I is standing for election at this Meeting and, if elected, will serve until the 1996 Annual Meeting or until his successor shall have been elected and qualified.

    The following information regarding each of the nominees for election as Trustee includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of April 14, 1994 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including other investment companies for which InterCapital serves as investment manager or investment adviser, namely, InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter American Value Fund, Dean Witter Tax-Exempt Securities Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter Liquid Asset Fund Inc., Dean Witter Variable Investment Series, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter U.S. Government Securities Trust, Dean Witter World Wide Investment Trust, Dean Witter Developing Growth Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Government Income Trust, Dean Witter Federal Securities Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Capital Growth Securities, Dean Witter Precious Metals and Minerals Trust, Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Premier Income Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, InterCapital Insured Municipal Bond Trust, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, High Income Advantage Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Municipal Income Trust, Municipal Income Opportunities Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Managed Assets Trust, Dean Witter Strategist Fund, High Income Advantage Trust II, High Income Advantage Trust III, Municipal Premium Income Trust, Dean Witter Convertible Securities Trust, Dean Witter Intermediate Income Securities, Dean Witter World Wide Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Income Trust III, Prime Income Trust, Active Assets Money Trust, Active Assets California Tax-Free Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund and Dean Witter Global Utilities Fund (said investment companies, together with the Trust, are referred to herein collectively as the "Dean Witter Funds"), and investment companies for which InterCapital's wholly-owned subsidiary, Dean Witter Services Company Inc. ("DWSC"), serves as manager and TCW Funds Management, Inc. serves as investment adviser, namely, TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin

American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Balanced Fund, TCW/DW Small Cap Growth Fund, TCW/DW North American Intermediate Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds").

    The nominees for Trustee to be elected at this Meeting are:

    MICHAEL BOZIC,  Trustee  since April,  1994;  age 53;  President  and  Chief
Executive Officer of Hills Department Stores (since May, 1991); formerly Chairman and Chief Executive Officer (January, 1987-August, 1990) and President and Chief Operating Officer (August, 1990-February, 1991) of the Sears Merchandise Group of Sears, Roebuck and Co. ("Sears"); Director or Trustee of the Dean Witter Funds; Director of Harley Davidson Credit Inc., the United Negro College Fund and Domain Inc. (home decor retailer).

    DR.  MANUEL H.  JOHNSON, Trustee since  July, 1991; age  45; Senior Partner,
Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Greenwich Capital Markets Inc.. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1988-August 1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

    PAUL KOLTON, Trustee since April, 1988; age 70; Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of the Financial Accounting Standards Advisory Council; formerly Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company Inc.); director or trustee of various not-for-profit organizations.

    PHILIP J. PURCELL,* Trustee since April, 1994; age 50; Chairman of the Board of Directors and Chief Executive Officer of Dean Witter, Discover & Co. ("DWDC"), Dean Witter Reynolds Inc. ("DWR") and Novus Credit Services Inc.;
Director of InterCapital, DWSC and Dean Witter Distributors Inc. ("Distributors"); Director or Trustee of the Dean Witter Funds; Director and/or officer of various DWDC subsidiaries.

    JOHN L. SCHROEDER, Trustee since April, 1994; age 63; Executive Vice President and Chief Investment Officer of The Home Insurance Company (since August, 1991); Director or Trustee of the Dean Witter Funds; Director of Citizens Utilities Company; formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991).

    EDWARD R. TELLING,* Trustee since April, 1988; age 75; Retired; Director or Trustee of the Dean Witter Funds; formerly Chairman of the Board of Directors and Chief Executive Officer (1978-1985) and President (from January, 1981-March, 1982 and from February, 1984-August, 1984) of Sears; formerly Director of Sears.

    The Trustees who are not standing for reelection at this Meeting are:

    JACK F. BENNETT, Trustee since April, 1988; age 70; Retired; Director or Trustee of the Dean Witter Funds; formerly Senior Vice President and Director of Exxon Corporation (1975-January, 1989) and Under Secretary of
- ------------------------
    *Messrs. Fiumefreddo, Purcell and Telling may be deemed "interested persons" of the Trust and its Investment Adviser as defined in Section 2(a)(19) of the Act, due to their affiliation with the Investment Adviser and/or its affiliated companies.

the U.S. Treasury for Monetary Affairs (1974-1975); Director of Philips Electronics N.V., Tandem Computers Inc. and Massachusetts Mutual Insurance Co.; Director or Trustee of various other not-for-profit and business organizations.

    CHARLES A. FIUMEFREDDO,* Trustee since July, 1991; age 60; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter Trust Company ("DWTC"); Director of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February 1993).

    EDWIN JACOB (JAKE) GARN, Trustee since January, 1993; age 61; Director or Trustee of the Dean Witter Funds; formerly United States Senator (R-Utah) (1974-1992), and Chairman, Senate Banking Committee (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974); formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical Corporation (since January, 1993); Member of the board of various civic and charitable organizations.

    JOHN R. HAIRE, Trustee since April, 1988; age 69; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (from 1978-October, 1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance) and Bowne & Co., Inc. (printing).

    DR. JOHN E. JEUCK, Trustee since April, 1988; age 77; Retired; Director or Trustee of the Dean Witter Funds; formerly Robert Law Professor of Business Administration, Graduate School of Business, University of Chicago (until July,
1989); Business consultant.

    MICHAEL E. NUGENT, Trustee since July, 1991; age 58; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (September, 1984-March 1988); Director of various business organizations.

    The executive officers of the Trust other than shown above are: Sheldon Curtis, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; David A. Hughey, Vice President; Edmund C. Puckhaber, Vice President; James F. Willison, Vice President; and Thomas F. Caloia, Treasurer. In addition, Peter M. Avelar, Jonathan R. Page, Katherine H. Stromberg and Joseph Arcieri serve as Vice Presidents and Marilyn K. Cranney, Barry Fink, Lawrence S. Lafer, Lou Anne D. McInnis and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 62 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR and DWDC; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. Mr. Scanlan is 58 years old and is currently President and Chief Operating Officer of InterCapital (since March 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993) and prior thereto was Chairman of
- ------------------------
    *Messrs. Fiumefreddo, Purcell and Telling may be deemed "interested persons" of the Trust and its Investment Adviser as defined in Section 2(a)(19) of the Act, due to their affiliation with the Investment Adviser and/or its affiliated companies.

Harborview Group Inc. Mr. Hughey is 62 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). Mr. Puckhaber is 53 years old and is currently Executive Vice President of InterCapital (since January, 1991). Mr. Willison is 50 years old and is currently Senior Vice President of InterCapital. Mr. Caloia is 47 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. Mr. Avelar is 34 years old and is currently Senior Vice President of InterCapital. He was previously employed by PaineWebber Asset Management as a senior portfolio manager (March, 1989-December, 1990). Mr. Page is 47 years old and is currently Senior Vice President of InterCapital. Ms. Stromberg is 45 years old and is currently Vice President of InterCapital (since April, 1992). She was formerly a portfolio manager with InterCapital (October, 1991-April, 1992) and Vice President of Kidder Peabody Asset Management (October, 1985-October, 1991). Mr. Arcieri is 45 years old and is currently Vice President of InterCapital. Other than Messrs. Scanlan and Avelar and Ms. Stromberg, each of the above officers has been an employee of InterCapital or DWR (formerly the corporate parent of InterCapital) for over five years.

    Messrs. Fiumefreddo, Purcell and Telling, Trustees of the Trust, and officers of the Trust own securities of DWDC which in the aggregate constitute less than 1% of the securities of each class outstanding.

    Each of the Independent Trustees is paid by the Trust an annual retainer fee of $1,200 plus $50 for each meeting of the Board of Trustees, the Audit Committee or the Committee of the Independent Trustees attended by the Trustee in person (the Trust pays the Chairman of the Audit Committee an additional annual fee of $1,000 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees), together with any out-of-pocket expenses incurred in connection with attendance at any such meetings. The Trust pays no remuneration to any Trustee who is not an Independent Trustee or to any of the Trust's officers. The Trust has adopted a retirement program under which an Independent Trustee who retires after a minimum required period of service would be entitled to retirement payments upon reaching the eligible retirement date (normally, after attaining age 72) based upon length of service and computed as a percentage of one-fifth of the total compensation earned by such Trustee for service to the Trust in the five-year period prior to the date of the Trustee's retirement. For the fiscal year ended December 31, 1993, the Trust accrued a total of $20,385 in Trustees' fees and expenses and a total of $12,232 for benefits under the retirement program. During the fiscal year ended December 31, 1993, the Board of Trustees held four meetings, and the Audit Committee of the Board and the Committee of the Independent Trustees, which are presently comprised of the nine Independent Trustees, held three meetings and ten meetings, respectively. No Independent Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee and the Committee of the Independent Trustees held while he served in such positions.

                    (2) APPROVAL OR DISAPPROVAL OF CURRENTLY
                    EFFECTIVE INVESTMENT ADVISORY AGREEMENT

    The Trust's investments are managed by Dean Witter InterCapital Inc. (referred to herein as the "Investment Adviser" or "InterCapital"), pursuant to an Investment Advisory Agreement dated June 30, 1993 (referred to herein as the "Advisory Agreement") which took effect upon the distribution by Sears to its shareholders of all the common shares of DWDC (the parent company of InterCapital) then owned by Sears. The Advisory Agreement was approved by the Board of Trustees on October 30, 1992 and by the shareholders of the Trust at a special meeting of shareholders held on February 25, 1993. The Advisory Agreement was approved for an initial term ending April 30, 1994. The present Advisory Agreement supersedes an earlier advisory agreement also approved by shareholders on February 25, 1993 in connection with the assumption by InterCapital of the investment advisory activities previously performed by another investment adviser and which took effect on March 1, 1993. The terms of the Advisory Agreement are described below. The Agreement's continuation until April 30, 1995 was approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Board held on April 8, 1994. In the event shareholders do not approve continuance of the Advisory Agreement by the required majority vote at the forthcoming meeting or any adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its shareholders, which may include calling a special meeting of shareholders to vote on a new investment advisory agreement.

    In considering whether or not to approve the Advisory Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Adviser's services and personnel, and the appropriateness of the fees that are paid under the Advisory Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Advisory Agreement was in the best interests of the Trust and its shareholders.

    The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Advisory Agreement. Such a majority is defined in the Act as the lesser of: (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

    THE  INDEPENDENT  TRUSTEES  UNANIMOUSLY  RECOMMEND  THAT  THE   SHAREHOLDERS
APPROVED THE ADVISORY AGREEMENT.

THE ADVISORY AGREEMENT

    The Advisory Agreement provides that the Investment Adviser shall continuously manage the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings. In return for its investment services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the following annual rates to the Trust's weekly net assets: 0.40% of the portion of the average weekly net assets not exceeding $250 million and 0.30% of the portion of average weekly net assets exceeding $250 million. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $985,218 during the period from March 1, 1993 through December 31, 1993. The net assets of the Trust totalled $310,180,464 at December 31, 1993.

    Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparing, printing (including typesetting) and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's administrator or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's administrator or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

    The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment.

THE INVESTMENT ADVISER

    Dean Witter InterCapital Inc. is the Trust's investment adviser. InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of DWR.

    InterCapital's wholly-owned subsidiary, DWSC, serves as the Administrator of the Trust and receives from the Trust compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.30% to the Trust's weekly net assets. Prior to December 31, 1993, InterCapital served as Administrator of the Trust and received compensation at the same annual rate. For the fiscal year ended December 31, 1993, the Trust accrued to InterCapital, pursuant to an Administration Agreement, total compensation of $739,785.

    The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

    Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President, Chief Operating Officer of Dean Witter Capital and Director of DWR, Distributors, InterCapital and DWSC; James F. Higgins, President, Chief Operating Officer of Dean Witter Financial and Director of DWR, Distributors, InterCapital and DWSC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors and Chief Executive Officer of InterCapital, DWSC and Distributors; Christine A. Edwards, Executive Vice President, Secretary, General Counsel and Director of DWR and Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

    The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

    InterCapital and DWSC serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The Appendix lists the investment companies for which InterCapital provides investment management or investment advisory services and sets forth the net assets of and the fees payable by such companies.

    DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

    During the fiscal year ended December 31, 1993, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Investment Adviser, transfer agency fees of $139,250.

PORTFOLIO TRANSACTIONS

    Subject to the general supervision of the Board of Trustees, the Investment Adviser is responsible for decisions to buy and sell securities and futures contracts for the Trust, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Trust does not normally incur any brokerage commission expense on such transactions. In accordance with its investment policies, the Trust's principal investments are in debt securities which are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

    The policy of the Trust regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions. In seeking to implement the Trust's policy, the Investment Adviser will effect transactions with those dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes such price and execution can be obtained from more than one dealer, it may give consideration to placing portfolio transactions with those dealers who also furnish research and other services to the Trust or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. In transactions effected with a dealer acting as principal, who furnishes research services to the Trust, the Trust will not purchase securities at a higher price or sell securities at a lower price, than would be the case if the dealer had not furnished such services.

    The information and services received by the Investment Adviser brokers and from dealers may be of benefit to the Investment Adviser in the management of accounts of some or all of its other clients and may not in all cases benefit the Trust directly. While such services are useful and important in supplementing its own research and facilities, the Investment Adviser believes the value of such services is not determinable and does not significantly reduce its expenses. The Trust does not reduce the management fee it pays to the Investment Adviser by any amount that may be attributable to the value of such services. During the fiscal year ended December 31, 1993, the Trust did not pay any brokerage commissions. During the same period, the portfolio turnover rate of the Trust was 12%.

    Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard.

     (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Trustees have unanimously selected the firm of Price Waterhouse as the Trust's independent accountants for the fiscal year ending December 31, 1994. Price Waterhouse has been the independent accountants for the Trust since its inception, and have no direct or indirect financial interest in the Trust.

    A representative of Price Waterhouse is expected to be present at the Annual Meeting of Shareholders and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of shareholders.

    The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse as the independent accountants for the Trust. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

    THE   TRUSTEES  UNANIMOUSLY  RECOMMEND  THAT  THE  SHAREHOLDERS  RATIFY  THE
SELECTION OF PRICE WATERHOUSE AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                             ADDITIONAL INFORMATION

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal Two and will vote against any such adjournment those proxies required to be voted against that proposal.

                             SHAREHOLDER PROPOSALS

    Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than February 23, 1995, for inclusion in the proxy statement and proxy for that meeting.

                                 OTHER BUSINESS

    The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                   FINANCIAL STATEMENT OF INVESTMENT ADVISER

    The balance sheet of InterCapital, annexed hereto as an Exhibit, is required by Rule 20a-2 under the Investment Company Act of 1940. THIS IS NOT A FINANCIAL STATEMENT OF THE TRUST. The Trust's financial statements are set forth in its Annual Report for the fiscal year ended December 31, 1993, copies of which were previously sent to shareholders.

                            By Order of the Trustees
                                 SHELDON CURTIS
                                    SECRETARY

                                                                        APPENDIX

    InterCapital serves as investment manager or investment adviser to the following investment companies, with the net assets shown as of April 14, 1994:

    (1) Dean Witter High Yield Securities Inc., with assets of approximately $551 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.30% on assets over $3 billion; (2) Dean Witter Liquid Asset Fund Inc., with assets of approximately $8.8 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.248% on assets over $17.5 billion; (3) Dean Witter Tax-Exempt Securities Trust, with assets of approximately $1.5 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various assets levels to 0.325% on assets over $1.25 billion; (4) Dean Witter Tax-Free Daily Income Trust, with assets of approximately $638 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion;
(5) Dean Witter American Value Fund, with assets of approximately $1.4 billion, for an investment management fee at an annual rate of 0.625% on assets up to $250 million and 0.50% on assets over $250 million; (6) Dean Witter Dividend Growth Securities Inc., with assets of approximately $6.5 billion, for an investment management fee at an annual rate of 0.625% on assets up to $250 million, scaled down at various asset levels to 0.325% on assets over $8 billion; (7) Dean Witter Variable Investment Series, with assets of approximately $2.5 billion, for an investment management fee at an annual rate of 1.0% (of which 40% is paid to a Sub-Adviser) of the net assets of each of the European Growth Portfolio and the Pacific Growth Portfolio, 0.75% of the net assets of the Global Dividend Growth Portfolio, 0.65% of the net assets of the Capital Growth Portfolio, 0.65% of the net assets of the Utilities Portfolio up to $500 million and 0.55% of the net assets of the Portfolio over $500 million, 0.625% of the net assets of the Dividend Growth Portfolio up to $500 million and 0.50% of the net assets of the Portfolio over $500 million, and 0.50% of the net assets of each of the other five Portfolios; (8) Dean Witter Select Municipal Reinvestment Fund, with assets of approximately $92 million, for an investment management fee at an annual rate of 0.50%; (9) Active Assets Money Trust, with assets of approximately $4.2 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (10) Active Assets Tax-Free Trust, with assets of approximately $1.5 billion, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (11) Active Assets California Tax-Free Trust, with assets of approximately $296 million, for an investment management fee of 0.50% on assets up to $500 million, scaled down at various levels to 0.25% on assets over $3 billion; (12) Active Assets Government Securities Trust, with assets of approximately $532 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (13) Dean Witter Natural Resource Development Securities Inc., with assets of approximately $136 million, for an investment management fee at an annual rate of 0.625% on assets up to $250 million and 0.50% on assets over $250 million;
(14) Dean Witter U.S. Government Money Market Trust, with assets of approximately $808 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (15) Dean Witter Developing Growth Securities Trust, with assets of approximately $310 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million and 0.475% on assets over $500 million; (16) Dean Witter U.S. Government Securities Trust, with assets of approximately $11 billion, for an investment management fee at an annual rate of 0.50% on assets up to $1 billion, scaled down at various asset levels to 0.30% on assets over $12.5 billion; (17) Dean Witter California Tax-Free Income Fund, with assets of approximately $1.1 billion, for an investment management fee at an annual rate of 0.55% on assets up to $500 million, scaled down at various asset levels to 0.475% on assets over $1 billion; (18) Dean Witter New York Tax-Free Income Fund, with assets of approximately $229 million, for an investment management fee at an annual rate of 0.55% on assets up to $500 million and 0.525% on assets over $500 million; (19) Dean Witter Convertible Securities Trust, with assets of approximately $199 million, for an investment management fee at an annual rate of 0.60% on assets up to $750 million, scaled down at various asset levels to 0.425% on assets over $3 billion; (20) Dean Witter Federal Securities Trust, with assets of approximately $969 million, for an investment management fee at an annual rate of 0.55% on assets up to $1 billion, scaled down at various asset levels to 0.35% on assets over $12.5 billion; (21) InterCapital Income Securities Inc., with assets of approximately $216 million, for an investment management fee at an annual rate of 0.50%; (22) Dean Witter Value-Added Market Series, with assets of approximately $345 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million and 0.45% on assets over $500 million; (23) Dean Witter Utilities Fund, with assets of approximately $3.4 billion, for an investment management fee at an annual rate of 0.65% on assets up to $500 million, scaled down at various asset levels to 0.425% on assets over $5 billion; (24) Dean Witter California Tax-Free Daily Income Trust, with assets of approximately $275 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion;
(25) Dean Witter Managed Assets Trust, with assets of approximately $267 million, for an investment management fee at an annual rate of 0.60% on assets up to $500 million and 0.55% on assets over $500 million; (26) High Income Advantage Trust, with assets of approximately $181 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (27) High Income Advantage Trust II, with assets of approximately $241 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion;
(28) High Income Advantage Trust III, with assets of approximately $93 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion;
(29) Dean Witter Strategist Fund, with assets of approximately $802 million, for an investment management fee at an annual rate of 0.60% on assets up to $500 million, scaled down at various asset levels to 0.50% on assets over $1 billion;
(30) Dean Witter Intermediate Income Securities, with assets of approximately $248 million, for an investment management fee at an annual rate of 0.60% on assets up to $500 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (31) Dean Witter World Wide Income Trust, with assets of approximately $220 million, for an investment management fee at an annual rate of 0.75% on assets up to $250 million, scaled down at various asset levels to 0.30% on assets over $1 billion; (32) Dean Witter Government Income Trust, with assets of approximately $512 million, for an investment management fee at an annual rate of 0.60%; (33) Dean Witter New York Municipal Money Market Trust, with assets of approximately $43 million, for an investment management fee at an annual rate of 0.50% on assets up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion; (34) Dean Witter European Growth Fund Inc., with assets of approximately $636 million, for an investment management fee at an annual rate of 1.0% on assets up to $500 million and 0.95% on assets over $500 million (of which 40% is paid to a Sub-Adviser); (35) Dean Witter Capital Growth Securities, with assets of approximately $527 million, for an investment management fee at an annual rate of 0.65% on assets up to $500 million, scaled down at various asset levels to 0.475% on assets over $1.5 billion; (36) Dean Witter Precious Metals and Minerals Trust, with assets of approximately $70 million, for an investment management fee at an annual rate of 0.80%; (37) Dean Witter Global Short-Term Income Fund Inc., with assets of approximately $237 million, for an investment management fee at an annual rate of 0.55% on assets up to $500 million and 0.50% on assets over $500 million;
(38) Dean Witter Pacific Growth Fund Inc., with assets of approximately $1.2 billion, for an investment management fee at an annual rate of 1.0% on assets up to $1 billion and 0.95% on assets over $1 billion (of which 40% is paid to a Sub-Adviser); (39) InterCapital Insured Municipal Bond Trust, with assets of approximately $118 million, for an investment management fee at an annual rate of 0.35%; (40) InterCapital Quality Municipal Investment Trust, with assets of approximately $415 million, for an investment management fee at an annual rate of 0.35%; (41) InterCapital Insured Municipal Trust, with assets of approximately $534 million, for an investment management fee at an annual rate of 0.35%; (42) InterCapital Quality Municipal Income Trust, with assets of approximately $842 million, for an investment management fee at an annual rate of 0.35%; (43) Dean Witter Multi-State Municipal Series Trust, with assets of approximately $462 million, for an investment management fee at an annual rate of 0.35% of the net assets of each Series; (44) Dean Witter Premier Income Trust, with assets of approximately $59 million, for an investment management fee at an annual rate of 0.50% (of which 40% is paid to a Sub-Adviser); (45) Dean Witter Short-Term U.S. Treasury Trust, with assets of approximately $572 million, for an investment management fee at an annual rate of 0.35%; (46) Dean Witter Diversified Income Trust, with assets of approximately $323 million, for an investment management fee at an annual rate of 0.40%; (47) Dean Witter Health Sciences Trust, with assets of approximately $262 million, for an investment management fee at an annual rate of 1.0%; (48) Dean Witter Retirement Series, with assets of approximately $29 million, for an investment management fee at an annual rate of 1.0% of the net assets of the Global Equity Series, 0.85% of the net assets of each of the American Value Series, the Capital Growth Series and the Strategist Series, 0.75% of the net assets of each of the Dividend Growth Series and the Utilities Series, 0.65% of the net assets of each of the U.S. Government Securities Series and the Intermediate Income Securities Series, and 0.50% of the net assets of each of the Liquid Asset Series, the U.S. Government Money Market Series and the Value-Added Market Series; (49) InterCapital Insured Municipal Income Trust, with assets of approximately $697 million, for an investment management fee at an annual rate of 0.35%; (50) InterCapital California Insured Municipal Income Trust, with assets of approximately $274 million, for an investment management fee at an annual rate of 0.35%; (51) Dean Witter Global Dividend Growth Securities, with assets of approximately $1.2 billion, for an investment management fee at an annual rate of 0.75%; (52) InterCapital Quality Municipal Securities, with assets of approximately $454 million, for an investment management fee at an annual rate of 0.35%; (53) InterCapital California Quality Municipal Securities, with assets of approximately $236 million, for an investment management fee at an annual rate of 0.35%; (54) InterCapital New York Quality Municipal Securities, with assets of approximately $107 million, for an investment management fee at an annual rate of 0.35%; (55) Dean Witter Limited Term Municipal Trust, with assets of approximately $159 million, for an investment management fee at an annual rate of 0.50%; (56) Dean Witter Short-Term Bond Fund, with assets of approximately $43 million, for an investment management fee at an annual rate of 0.70%; (57) InterCapital Insured Municipal Securities, with assets of approximately $143 million, for an investment management fee at an annual rate of 0.35%; (58) InterCapital Insured California Municipal Securities, with assets of approximately $63 million, for an investment management fee at an annual rate of 0.35%; (59) Municipal Income Trust, with assets of approximately $334 million, for an investment advisory fee at an annual rate of 0.35% on assets up to $250 million and 0.25% on assets over $250 million; (60) Municipal Income Trust II, with assets of approximately $291 million, for an investment advisory fee at an annual rate of 0.40% on assets up to $250 million and 0.30% on assets over $250 million; (61) Municipal Income Trust III, with assets of approximately $64 million, for an investment advisory fee at an annual rate of 0.40% on assets up to $250 million and 0.30% on assets over $250 million; (62) Municipal Income Opportunities Trust, with assets of approximately $180 million, for an investment advisory fee at an annual rate of 0.50%; (63) Municipal Income Opportunities Trust II, with assets of approximately $177 million, for an investment advisory fee at an annual rate of 0.50%; (64) Municipal Income Opportunities Trust III, with assets of approximately $107 million, for an investment advisory fee at an annual rate of 0.50%; (65) Municipal Premium Income Trust, with assets of approximately $391 million, for an investment advisory fee at an annual rate of 0.40%; (66) Prime Income Trust, with assets of approximately $268 million, for an investment advisory fee at an annual rate of 0.90% on assets up to $500 million and 0.85% on assets over $500 million; and
(67) Dean Witter Global Utilities Fund, a new investment company, for an investment manage-ment fee at an annual rate of 0.65%. InterCapital also serves as Investment Adviser of Dean Witter World Wide Investment Trust and Dean Witter World Wide Investment Fund, along with Daiwa International Capital Management Corp. and NatWest Investment Management Limited. Dean Witter World Wide Investment Trust had assets of approximately $502 million and InterCapital receives an Investment Adviser's fee at an annual rate of 0.55% of the Trust's daily net assets up to $500 million and 0.5225% of the Trust's daily net assets over $500 million. Shares of Dean Witter World Wide Investment Fund, an investment company organized under the laws of Luxembourg, are not offered for purchase in the United States or to American citizens outside of the United States. InterCapital also serves as sub-adviser to Templeton Global Opportunities Trust, with assets of approximately $441 million, for which it receives a fee of 0.25% per annum.

                                                                         EXHIBIT

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders of
  Dean Witter InterCapital Inc.:

We have audited the accompanying balance sheet of Dean Witter InterCapital Inc. (the "Company") (a wholly-owned subsidiary of Dean Witter, Discover & Co.) as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Dean Witter InterCapital Inc. at December 31, 1993 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE
February 28, 1994

                         DEAN WITTER INTERCAPITAL INC.
                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1993
- --------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                              ASSETS
Cash and cash equivalents..............................................................  $  57,810
Management and administration fees receivable..........................................     27,010
Investments............................................................................      7,644
Office facilities, at cost (less accumulated depreciation and amortization of
 $5,122)...............................................................................      3,892
Other assets...........................................................................  $  18,176
                                                                                         ---------
                                                                                         $ 114,532
                                                                                         ---------
                                                                                         ---------
                                         LIABILITIES AND
                                       STOCKHOLDER'S EQUITY
Income taxes payable (Note 3)..........................................................  $  45,545
Dividends payable......................................................................     12,662
Accrued compensation and employee benefits.............................................     12,337
Payable to affiliate...................................................................      4,000
Other liabilities......................................................................     14,988
                                                                                         ---------
        Total liabilities..............................................................     89,532
                                                                                         ---------
                                                                                         ---------
Stockholder's equity:
  Common stock, $.01 par value; 1,000 shares authorized and outstanding................     --
  Additional paid-in capital...........................................................     10,000
  Retained earnings....................................................................     15,000
                                                                                         ---------
        Total stockholder's equity.....................................................     25,000
                                                                                         ---------
                                                                                         $ 114,532
                                                                                         ---------
                                                                                         ---------

                    See notes to consolidated balance sheet.

                         DEAN WITTER INTERCAPITAL INC.
                      NOTES TO CONSOLIDATED BALANCE SHEET

1. INTRODUCTION AND BASIS OF PRESENTATION

    The consolidated balance sheet includes the accounts of Dean Witter InterCapital Inc. and its wholly-owned subsidiaries (the "Company"). The Company is wholly-owned by Dean Witter, Discover & Co. ("DWDC"), which was formerly a subsidiary of Sears, Roebuck and Co. ("Sears"). All material intercompany balances and transactions with its subsidiaries have been eliminated.

    On March 1, 1993, DWDC completed an initial public offering of 33.8 million shares of its common stock at $27 per share. This transaction had the effect of reducing Sears ownership in DWDC to 80.1 percent. On June 30, 1993, Sears divested its remaining ownership of DWDC's common stock by means of a special dividend to Sears shareholders.

    On December 22, 1993, Dean Witter Reynolds Inc. ("DWR") transferred the net assets of the Company in the form of a dividend to DWDC. Prior to December 22, 1993, the Company was wholly-owned by DWR, a wholly-owned subsidiary of DWDC.

    The Company is a registered investment adviser under the Investment Advisers Act of 1940. The Company sponsors and performs management and administrative services for mutual funds, principally those sold by DWR ("DWR funds"). The Company also performs such services for individual, institutional, trust and estate accounts.

    The Company commenced operations in January 1993 and assumed the advisory business of DWR.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Cash equivalents consist of highly liquid investments not held for resale with maturities, when purchased, of three months or less.

    Fixed assets are generally depreciated utilizing accelerated methods over useful lives of five to eight years. Leasehold improvements are amortized over the lesser of the lease term or useful life.

3. INCOME TAXES

    The Company provides deferred income taxes which result from recording certain transactions in different years for tax and financial reporting purposes.

    Payments for income taxes are limited to those which would result from the Company filing a separate federal income tax return.

    The Company has available net operating loss carryforwards at December 31, 1993 in the amount of $112,200,000 which begin to expire in 2002.

4. RELATED PARTY TRANSACTIONS

    Certain administrative services are provided by DWR which are reimbursed by the Company.

5. EMPLOYEE BENEFIT PLANS

    Substantially all employees are covered by a non-contributory defined benefit pension plan sponsored by DWR. Pension benefits are based on length of service and average annual compensation.

    Certain employees are covered by postretirement plans sponsored by DWR that provide medical and life insurance for retirees and eligible dependents. Eligibility for retiree medical and life benefits is generally based on a combination of age and years of service at retirement.

    The Company reimburses DWR for pension and other postretirement benefit expenses.

6. LITIGATION

    The Company has been named as a defendant in various lawsuits. It is the opinion of management, after consultation with outside counsel, that the resolution of such suits will not have a material adverse effect on the consolidated financial condition of the Company.

7. FINANCIAL INSTRUMENTS FAIR VALUE INFORMATION

    The estimated fair value amounts of financial instruments have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required to develop estimates of fair value.

    Substantially all financial instruments on the Company's consolidated balance sheet are carried at fair value or at amounts which approximate fair value.

                           MUNICIPAL INCOME TRUST II
                ANNUAL MEETING OF SHAREHOLDERS -- JUNE 15, 1994
                                     PROXY

    The undersigned hereby appoints ROBERT M. SCANLAN, EDMUND C. PUCKHABER, SHELDON CURTIS, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Municipal Income Trust II on June 15, 1994 at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated April 21, 1994 as follows:

    THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSALS.

                        (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES / / OR /X/ IN BLUE OR BLACK INK.

1 ELECTION OF TRUSTEES:      / / FOR ALL NOMINEES                        / / WITHHOLD AUTHORITY
                             (except as marked to the contrary below)    (to vote for all nominees listed below)
               Manuel H. Johnson, Paul Kolton, John L. Schroeder, Edward R. Telling, Michael Bozic, Philip J. Purcell
(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- ------------------------------------------------------------------------------------------------------------------------------------

2 APPROVAL OF INVESTMENT ADVISORY AGREEMENT:          3  RATIFICATION   OF   APPOINTMENT   OF   PRICE   WATERHOUSE
                                                      AS INDEPENDENT ACCOUNTANTS:
  / / FOR      / / AGAINST      / / ABSTAIN           / / FOR      / / AGAINST      / / ABSTAIN
  and in their discretion in the transaction of any other business which may properly come before the meeting.
                                                                                                               124

                                               Please  sign  personally.  If the
                                               share is registered in more  than
                                               one  name,  each  joint  owner or
                                               each   fiduciary   should    sign
                                               personally. Only authorized
                                               officers should sign for
                                               Incorporations.

                                               Dated

                                               ---------------------------------

                                               ---------------------------------
                                                           Signature

                                               ---------------------------------
                                                           Signature

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.